Contents of Significant Accounts - Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands	Dec. 31, 2018 USD ($)	Dec. 31, 2018 TWD ($)	Dec. 31, 2017 USD ($)	Dec. 31, 2017 TWD ($)	Dec. 31, 2016 TWD ($)	Dec. 31, 2015 TWD ($)
Cash and cash equivalents [abstract]
Cash on hand		$ 6,091		$ 4,360
Checking and savings accounts		25,021,265		21,699,357
Time deposits		49,139,549		50,711,803
Repurchase agreements collateralized by government and corporate bonds		9,494,834		9,259,052
Total	$ 2,733,151	$ 83,661,739	$ 2,668,232	$ 81,674,572	$ 57,578,981	$ 53,290,433